                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                        Vyrex Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                VYREX CORPORATION
                            2159 Avenida de la Playa
                               La Jolla, CA  92037
                                 (619) 454-4446

                                                                    May 9, 1997

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders which will be held on June 27th at 10:00 a.m., at the Sea Lodge Hotel, 8110 Camino del Oro, La Jolla, California 92037.

     The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

     After reading the Proxy Statement, please mark, date, sign and return, at an early date, the enclosed proxy in the prepaid envelope addressed to Chase/Mellon Stockholder Services, our agent, to ensure that your shares will be represented. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON.

     A copy of the Company's 10-KSB and a letter from the Chairman is also enclosed.

     The Board of Directors and Management look forward to seeing you at the meeting.

                                Sincerely yours,



                                Sheldon S. Hendler, Ph.D., M.D.
                                Chairman and Chief Executive Officer

                                VYREX CORPORATION

                               __________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 27, 1997

                               __________________

     The Annual Meeting of Stockholders of Vyrex Corporation (the "Company") will be held at the Sea Lodge Hotel on June 27, 1997 at 10:00 a.m., for the following purposes:

     1.   To elect six directors to the board.

     2. To ratify the selection of Ernst & Young LLP as the Company's independent auditors.

     3. To transact such other business as may properly come before the Annual Meeting and any adjournment of the Annual Meeting.

     The Board of Directors has fixed the close of business on April 30, 1997 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A complete list of stockholders entitled to vote will be available at the Secretary's office, 2159 Avenida de la Playa, La Jolla, California, 92037 for ten days prior to the meeting.

     IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS MEETING. WE HOPE THAT YOU WILL PROMPTLY MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY. THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR VOTE AT THE MEETING.

                                By order of the Board of Directors.



                                Steven J. Kemper
                                Chief Financial Officer and Treasurer
May 9, 1997

                                VYREX CORPORATION

                               __________________

                                 PROXY STATEMENT

                               __________________

GENERAL

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Vyrex Corporation, a Nevada corporation (the "Company"), of proxies in the accompanying form to be used at the Annual Meeting of Stockholders to be held at The Sea Lodge Hotel, La Jolla, California, 92037 at 10:00 a.m. on June 27, 1997 and any adjournment thereof (the "Annual Meeting"). The shares represented by the proxies received in response to this solicitation and not revoked will be voted at the Annual Meeting. A proxy may be revoked at any time before it is exercised by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by voting in person at the Annual Meeting. On the matters coming before the Annual Meeting for which a choice has been specified by a stockholder by means of the ballot or the proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted FOR the election of the nominees for director listed in this Proxy Statement and FOR the approval of Proposal 2 described in the Notice of Annual Meeting and in this Proxy Statement.

RECORD DATE AND SHARES OUTSTANDING

     Stockholders of record at the close of business on April 30, 1997 are entitled to notice of and to vote at the Annual Meeting. As of the close of business on such date, the Company had 7,121,209 shares of Common Stock outstanding and entitled to vote. Each holder of Common Stock is entitled to one vote for each share held as of the record date.

     Any stockholder or stockholder's representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting, may request reasonable assistance or accommodation from the Company by contacting Carl Lewis at Vyrex Corporation,
(619) 454-4446. To provide the Company sufficient time to arrange for reasonable assistance or accommodation, please submit all requests by June 16, 1997.

QUORUM, ABSTENTION, BROKER NON-VOTES

     Directors are elected by a plurality vote. The other matters submitted for stockholder approval at this Annual Meeting will be decided by the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on each matter. The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of common stock issued and outstanding on the record date. Abstentions with respect to any matter are treated as shares present or represented and entitled to vote on that matter and thus have the same effect as negative votes. If shares are not voted by the broker who is the record holder of such shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these non-voted shares are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained.

VOTING

     Every stockholder voting at the election of directors may cumulate such stockholders votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the stockholder's shares are entitled, or distribute the stockholder's votes on the same principle among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for more than six candidates. However, no stockholder shall be entitled to cumulate votes unless the candidates name has been placed in nomination prior to the voting and the stockholder, or any other stockholder, has given notice at the meeting prior to the voting of the intention to cumulate the stockholder's vote.

SOLICITATION

     The expense of printing and mailing proxy materials will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and other employees or the Company by personal interview, telephone or facsimile. No additional compensations will be paid to such persons for such solicitation. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of the Company's Common Stock.

     This Proxy Statement and the accompanying form of proxy are mailed to stockholders on or about May 9, 1997.

                                    IMPORTANT

     PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO THAT, WHETHER YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OR NOT, YOUR SHARES CAN BE VOTED. THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR VOTE AT THE ANNUAL MEETING.

                              ELECTION OF DIRECTORS

     The Company's articles of Incorporation provide for a classified Board of Directors designated as Class I, Class II and Class III. After the initial term of office of each class, each class shall have a term of three years. At each annual meeting of stockholders thereafter, directors of one class could be elected to succeed the directors of that class whose terms have expired, and each newly elected director will serve a three-year term. While the Company is a Nevada corporation, it is currently classified as a pseudo-foreign corporation under California law based on the number of outstanding securities held of record by persons with addresses in California and the nature of its property, payroll and sales. Therefore, certain provisions of the California General Corporation Law are applicable to the Company, including that it cannot have a classified board of directors until it either (i) is listed on the New York or American Stock Exchange or on the National Market System of the Nasdaq Stock Market and has 800 stockholders, or (ii) is no longer a pseudo-foreign corporation pursuant to California law.

     A board of six (6) directors is to be elected at the Annual Meeting. Unless otherwise directed, the proxy holders will vote the proxies received by them for the six nominees named below, all of whom are presently directors of the Company. The six nominees for director receiving the highest number of affirmative votes of the shares entitled to be voted for shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum. The term of office of each person elected to be a director will continue until the next annual meeting of stockholders, or until a successor has been elected and qualified.

     Each of the nominees has been nominated as a director by the Company's Board of Directors. In the event any of such nominees becomes unable or unwilling to accept nomination or election, the shares represented by the enclosed proxy will be voted for the election of the balance of those named and such other nominees as the Board of Directors may select. The Board of Directors has no reason to believe that any such nominee will be unable or unwilling to serve.

     Set forth below is information regarding the nominees for principal occupations at present and for the past five years, certain directorships held by each, their ages as of April 30, 1997, and the year in which each became a director of the Company.


                                NAME AND PRINCIPAL OCCUPATION AT PRESENT                                          DIRECTOR
                                AND FOR THE PAST FIVE YEARS; DIRECTORSHIPS                                        SINCE       AGE
                                ------------------------------------------                                        -----       ---

Dennis J. Carlo, Ph.D.          President and Chief Executive Officer of The Immune Response                      1995        53
                                Corporation since 1994. From 1987 to 1994 Dr. Carlo was Chief
                                Operating Officer, Chief Scientific Officer, Executive Vice President
                                and a co-founder of The Immune Response Corporation. From 1982 to
                                1987, Dr. Carlo was a Director and Vice President of Hybritech
                                Incorporated. Prior to that he was Director of Basic Cellular and
                                Developmental Immunology at Merck Sharp and Dohme Research Labs where he was employed in various capacities from 1971-1981. Dr. Carlo served on the Board of Trustees of the Sidney Kimmel Cancer Center


                                since 1991. He has published extensively in Immunology and Virology, and is named on twelve patents. Dr. Carlo received his undergraduate, Masters and Doctorate degrees from Ohio State University.

Gregory F. Gilbert, Esq.        President of Biophile, USA, Inc., a biomedical device company and                 1993        49
                                President of Hamilton-Clarke Industries.  Mr. Gilbert holds a J.D. from the University of the Pacific and a B.S. in Engineering from the
                                University of Arizona.

Joyce  M. Hendler, Ph.D.        A clinical psychologist and media consultant. Held a number of                    1991        58
                                teaching positions, worked in executive training and development of
                                Revlon Corporation, and edited a psychology textbook with the late
                                Dr. Stanley Milgram.  She is a member of the American Psychological
                                Association.  Joyce M. Hendler is the wife of Sheldon S. Hendler.

Sheldon S. Hendler, Ph.D., M.D. Chief Executive Officer of the Company. Dr. Hendler was a founder                 1991        60
                                of the Company and has served as Chairman of the Board of
                                Directors since its inception. Dr. Hendler has written books on human aging and has published widely in biochemistry, virology, immunology, nutrition and cancer.  Dr. Hendler is an inventor on several patents.  Dr. Hendler is Associate Clinical Professor of
                                Medicine in the School of Medicine at the University of California,
                                San Diego and an Attending Physician at Mercy Hospital and Medical
                                Center in San Diego. He received his Ph.D. in Biochemistry from
                                Columbia University and his M.D. from the University of California,
                                San Diego.  Dr. Hendler is the husband of Dr. Joyce Hendler and the son-in-law of John Roth.

Carl Lewis, Esq.                Vice President, Business Development and Legal Affairs since 1996.                1991        45
                                Secretary, General Counsel and a Director of the Company since
                                1991.  Mr. Lewis has practiced law in San Diego since 1985.

Nolan E. Penn, Ph.D.            Associate Chancellor (retired) of the University of California,                   1995        68
                                San Diego. Professor of Psychiatry Emeritus at the School of
                                Medicine, University of California, San Diego. Former member of a task force panel for President Carter's Commission on Mental Health, the former President of the National Congress of Black Faculty, and
                                was a Consulting Editor of the Journal of Consulting and Clinical Psy-


                                chiatry.  Dr. Penn was founding Chairman of the Urban and Rural
                                Studies program at the Thurgood Marshall College, University of
                                California, San Diego, and founder and chair of the Department of Afro-
                                American Studies at the University of Wisconsin, Madison.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE DIRECTOR NOMINEES LISTED ABOVE.

     The Board of Directors held three meetings during the year ended December 31, 1996. Each of the directors except Gregory Gilbert attended all the meetings, and Gregory Gilbert attended two of the three meetings.

COMMITTEES

     The Board of Directors has appointed a Compensation Committee and an Audit Committee.

     The Members of the Compensation Committee are Dennis Carlo, Nolan Penn and John Roth. The Compensation Committee held three meetings during 1996. The Compensation Committee's functions are to assist in the administration of, and grant options under, the 1993 Stock Plan and to assist in the implementation of, and provide recommendations with respect to, general and specific compensation policies and practices of the Company.

     The members of the Audit Committee are Nolan Penn, Dennis Carlo and John Roth. The Audit Committee was formed on April 26, 1997. The Audit Committee's functions are to review the scope of the annual audit, monitor the independent auditor's report, supervise the Company's financial and accounting organization and financial reporting and nominate for stockholder approval at the annual meeting, with the approval of the Board of Directors, a firm of certified public accountants whose duty it is to audit the financial records of the Company for the fiscal year for which it is appointed.

COMPENSATION OF DIRECTORS

     Outside directors of the Company receive $1,000 per Board meeting for their services as directors, plus an additional $500 for each committee meeting attended. Directors are reimbursed for their expenses for each meeting attended.

     Under the 1993 Stock Option Plan, non-employee directors were each awarded 25,000 stock options during 1996. The options vest over a four year period from the date of grant. Option exercise prices were granted at the market price on the date of grant.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth information as of April 30, 1997 as to shares of Common Stock beneficially owned by (i) each of the Company's directors and nominees for director, (ii) the Company's executive officers named in the Summary Compensation Table set forth herein, (iii) the Company's directors and executive officers as a group and (iv) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Common Stock of the Company. Except as otherwise indicated and subject to applicable community property laws, each person has sole investment and voting power with respect to the shares shown. Ownership information is based upon information furnished to or filed with the Securities and Exchange Commission, by the respective individuals or entities, as the case may be. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting and investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed to be beneficially owned by the person holding such options or warrant for computing the percentage ownership of such person, but are not treated as outstanding for computing the percentage of any other person.

NAME AND ADDRESS OF                               NUMBER OF      PERCENT
 BENEFICIAL OWNER                                  SHARES       OF CLASS
-------------------                               ---------     --------

Sheldon Hendler, Ph.D., M.D.                      3,101,500          43%
8575 La Jolla Shores Drive
La Jolla, CA 92037

Biophile USA                                        500,000           7%
8776 Killdee, Suite 100
Orangevale, CA 95662

William Saeger (1)                                  443,009           6%
8401 SW 16 Terrace
Miami, FL 33155

Carl M. Lewis, Esq. (3)                             250,000           4%

Dannie King, Ph.D. (3)                               43,400           1%

Dennis Carlo, Ph.D. (2)(3)                           10,417           0%

Gregory Gilbert, Esq. (2)(3)                         13,542           0%

Nolan Penn, Ph.D. (2)(3)                             10,417           0%

Joyce Hendler, Ph.D. (3)                              1,500           0%

Directors and Executive Officers
as a Group (9 persons)                            3,539,525          49%


(1)Includes 58,805 warrants to purchase common stock.

(2)Includes options to purchase 10,417 shares of common stock for Messrs. Carlo and Penn and 13,542 shares of Common Stock for Mr. Gilbert, exercisable within 60 days of the date of this Proxy Statement.

(3)Address of beneficial owner is 2159 Avenida de la Playa, La Jolla, CA 92037

There are no arrangements known to the Company which could result in a change of control.

                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation for services to the Company in all capacities for the fiscal year ended December 31, 1996, by those persons who were, respectively, at December 31, 1996 the Company's Chief Executive Officer and the other four most highly compensated executive officers of the Company whose total annual salary and bonus for fiscal year 1996 exceeded $100,000 (the "Named Officers").

                           SUMMARY COMPENSATION TABLE


                                                                                             LONG-TERM
                                                     ANNUAL COMPENSATION                   COMPENSATION
                                -----------------------------------------------------         AWARDS
                                                                                            ----------
                                                                       OTHER    RESTRICTED  SECURITIES             ALL OTHER
                                                                       ANNUAL     STOCK     UNDERLYING      LTIP   COMPENSA-
NAME AND PRINCIPAL POSITION     YEAR        SALARY ($)  BONUS ($)  COMPENSATION$  AWARDS    OPTIONS (#)  PAYOUTS   TION ($)
---------------------------     ----        ----------  ---------  -------------  ------    -----------  -------   ---------

Sheldon Hendler                 1996         $164,675      --            --         --          --          --     $51,820(1)
    Chairman and                1995         $120,000      --            --         --          --          --     $67,180(2)
    Chief Executive Officer     1994         $120,000

Dannie King                     1996         $108,405      --            --        --           --          --        --
    President and               1995            (4)        --            --        --           --          --        --
    Chief Operating Officer     1994            --         --            --        --           --          --        --

Carl Lewis                      1996         $101,275      --            --        --           --          --     $ 8,000(3)
    Vice President, Legal       1995            (4)        --            --        --           --          --        --
    Affairs and Business        1994            --         --            --        --           --          --        --
    Development


(1) Includes $16,000 paid to Dr. Hendler as reimbursement for certain administrative costs during 1996 and $35,820 due from 1995.

(2) Includes $67,180 paid to Dr. Hendler as reimbursement for certain administrative costs.

(3)  Paid to Mr. Lewis as consultant prior to his employment by Vyrex.

(4)  Dr. King and Mr. Lewis were hired in 1996.


PENSION AND LONG-TERM INCENTIVE PLANS

     The Company has no pension with long-term incentive plans.

                                  STOCK OPTIONS

     The following tables summarize option grants to and exercises by the Company's Chief Executive Officer and the Named Officers during fiscal 1996. The Company does not grant Stock Appreciation Rights.

                        OPTION GRANTS IN FISCAL YEAR 1996

                                  INDIVIDUAL GRANTS
               --------------------------------------------------------------


                                 NUMBER OF       % OF
                                SECURITIES   TOTAL OPTIONS   EXERCISE
                                UNDERLYING    GRANTED TO      OR BASE
                                  OPTIONS    EMPLOYEES IN      PRICE       EXPIRATION
NAME                            GRANTED (#)   FISCAL YEAR      ($/SH)         DATE
----                            -----------  ------------    ---------     ----------

Sheldon S. Hendler                   None              --           --             --
  Chief Executive Officer

Dannie H. King (1)              1,000,000             89%        $3.00       08/01/01
  President and
  Chief Operating Officer


(1) Dr. King terminated employment with the Company in March of 1997 and all stock options were cancelled.

              AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR END OPTION/SAR VALUES

                                         VALUE
                                        REALIZED
                                         MARKET
                                        PRICE AT              NUMBER OF UNEXERCISED            VALUE OF UNEXERCISED
                                        EXERCISE              OPTIONS/SAR'S AT FISCAL       IN-THE-MONEY OPTIONS/SAR'S
                          SHARES          LESS                     YEAR-END (#)                AT FISCAL YEAR-END ($)
                        ACQUIRED        EXERCISE          ------------------------------  -----------------------------
NAME                   EXERCISE (#)     PRICE ($)         EXERCISABLE      UNEXERCISABLE  EXERCISABLE     UNEXERCISABLE
----------------       ------------     ---------         -----------      -------------  -----------     -------------

Sheldon Hendler             0               0                      0                 0             0                 0
Dannie King (1)             0               0                      0         1,000,000             0         9,750,000
Carl Lewis                  0               0                      0                 0             0                 0


(1) Dr. King terminated employment with the Company in March of 1997 and all stock options were cancelled.

EMPLOYMENT AGREEMENTS

     Dr. Sheldon Hendler, the Company's Chairman and CEO entered into a one year employment agreement on October 1, 1995. The agreement automatically renews on the anniversary date for an additional year unless previously terminated by the Company. Dr. Hendler's salary under the agreement is set by the Board of Directors and is currently $205,000 per year. The Company has the right to terminate Dr. Hendler's employment agreement for cause or as a result of death or permanent disability. In certain events relating primarily to merger or reorganization and similar changes in the nature of the Company, Dr. Hendler is entitled to continue his employment or voluntarily terminate the agreement and receive a severance payment of 2.99 times his annual salary and fringe benefits during the five years preceding the date of termination. Dr. Jarvik, the Company's Vice President, Biology, entered into a fourteen month employment agreement on July 1, 1996. After the initial term, the agreement automatically renews on a month-to-month basis.

TERMINATION AGREEMENT

     Subsequent to the Company's fiscal year end, on March 24, 1997, the Company's President and Chief Operating Officer, Dannie King, Ph.D. terminated employment with the Company. In connection with the termination agreement, the Company agreed to pay Dr. King $100,000 in the form of salary continuation through September 1997 and to continue existing insurance benefits through the same period.

REPORT ON REPRICING OF OPTIONS

     In June of 1996, the Compensation Committee of the Company approved resolutions which cancelled stock option grants of 10,000 shares each to Messrs. Carlo, Penn and Gilbert and granted new options in the amounts of 25,000 shares each for Messrs. Carlo, Penn and Gilbert, subject to a new vesting schedule. The granted options vest monthy over a four year period commencing on December 4, 1995 for Mr. Carlo and Mr. Penn and commencing on June 24, 1995 for Mr. Gilbert. The cancelled options had no vesting requirements. The cancelled options were exercisable at $4.55 per share for Mssr's Carlo and Penn and $3.00 per share for Mr. Gilbert. The newly granted options are exercisable at $3.00 per share and have a five year life from the date of grant.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On October 25, 1996, the Company loaned $260,000 to the Company's former President and Chief Operating Officer in the form of a demand note with 7% interest, principal and interest is payable on demand. The note is secured by a second trust deed. The note was paid in full in March of 1997. On December 23, 1996, the Company loaned $50,000 to its Vice President, Chemistry. The loan was in the form of a secured note carrying 7% interest, whose principal and interest is payable on demand. During the first quarter of 1996, Dr. Hendler was paid $51,820 as reimbursement for certain administrative services provided to Vyrex. $16,000 was for services rendered in 1996 and $35,820 was due for services rendered in 1995. During 1995, Dr. Hendler was paid $67,180 as reimbursement for certain administrative services. This agreement ended in March of 1996.

                                   PROPOSAL 2

                      RATIFICATION OF INDEPENDENT AUDITORS

     Upon the recommendation of the Audit Committee, the Board of Directors has appointed the firm of Ernst & Young LLP as the Company's independent auditors for the fiscal year ended December 31, 1996, subject to ratification by the stockholders. Representatives of Ernst & Young LLP are expected to be present at the Company's Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

                              STOCKHOLDER PROPOSALS

     No stockholder proposals were received.

    DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR THE 1998 ANNUAL MEETING

     Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 1998 Annual Meeting of Stockholders must be received by the Company no later than March 30, 1998 in order to be eligible for inclusion in the proxy statement and form of proxy relating to that meeting.

    COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES AND EXCHANGE ACT OF 1934

     Under the securities laws of the United States, the Company's directors, executive officers and any persons holding more than 10% of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to identify in this Proxy Statement those persons who failed to timely file these reports. All of the filing requirements were satisfied in 1996. In making this disclosure, the Company has relied solely on written representations of its directors and executive officers and copies of the reports that have been filed with the Commission.

                                  ANNUAL REPORT

     The Company's Annual Report on Form 10-KSB which includes audited statements for the Company's fiscal year ended December 31, 1996, is being mailed with this Proxy Statement to stockholders of record on or about May 9, 1997.

                                  OTHER MATTERS

     The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed for will be voted in accordance with the judgment of the persons voting the proxies.

Whether you intend to be present at the Annual Meeting or not, we urge you to return your signed proxy promptly.

                                By order of the Board of Directors.



                                Steven J. Kemper
                                Chief Financial Officer
                                and Treasurer

--------------------------------------------------------------------------------
  PROXY

           SOLICITED BY THE BOARD OF DIRECTORS OF VYREX CORPORATION
             ANNUAL MEETING OF SHAREHOLDERS--FRIDAY JUNE 27, 1997
                               VYREX CORPORATION

   THE UNDERSIGNED hereby appoints SHELDON HENDLER & STEVEN KEMPER their true and lawful proxies (with full power of substitution) to vote in their name, place and stead all shares in Vyrex Corporation that the undersigned owns or is entitled to vote at the Annual Meeting of Shareholders to be held June 27, 1997, and at any adjournment thereof, upon the matters listed below in accordance with the following instructions:

   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. PLEASE SPECIFY CHOICES, DATE, SIGN AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES.

          (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)




--------------------------------------------------------------------------------
                                 FOLD AND DETACH HERE

--------------------------------------------------------------------------------
                       Please mark your votes as indicated in this example /X/


If any of the following boxes are checked the shares covered by this proxy will be voted in accordance herewith. If no box is checked the proxies will be voted for the persons nominated as directors by the Board of Directors. On other matters presented, the shares will be voted in accordance with the persons best judgement.


1.  ELECTION OF DIRECTORS
    NOMINEES:
    Gregory Gilbert
    Carl Lewis
    Nolen Penn
    Joyce Hendler
    Dennis Carlo
    Sheldon Hendler

FOR / /

WITHHELD FOR ALL / /

---------------------------------------------------
For all nominees except as noted above

2.  TO VOTE FOR APPROVAL OF ERNST & YOUNG, LLP, AS
    INDEPENDENT AUDITORS

FOR / /

AGAINST / /

ABSTAIN / /

3. TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF


Receipt of the Vyrex Corporation Proxy Statement and 10-KSB for the year ended December 31, 1996 is hereby acknowledged. Please vote my shares as indicated on the face of this proxy.

Signature(s)                                            Date
            -----------------------------------------        ------------------

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
--------------------------------------------------------------------------------
                                 FOLD AND DETACH HERE